Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade and other receivables.
Trade and other receivables

8    Trade and other receivables

(a)	Carrying amounts

	2020	2019
	US $’000

Non-current other receivables	5,293	5,318
Current trade and other receivables
Trade receivables	457,506	263,749
Other receivables
Insurance recoveries (see also Note 15)	4,636	4,576
Government institutions	15,471	11,540
Prepaid expenses	30,014	25,531
Other receivables	12,374	11,663
	62,495	53,310

	520,001	317,059

The Group’s exposure to credit and market risks is disclosed in Note 29.

(b)	Factoring facility

In August 2019, the Company entered into a revolving arrangement with a financial institution, subject to periodical renewals, for the recurring sale, meeting the criteria of “true sale”, of portion of receivables, designated by the Company. According to this arrangement, an agreed portion of each designated receivable is sold to the financial institution in consideration of cash in the amount of the portion sold (limited to an initial aggregated amount of US$ 90 million, subsequently increased to US$ 100 million), net of the related fees. The collection of receivables previously sold, enables the recurring utilization of the above-mentioned limit. The true sale of the receivables under this arrangement meets the conditions for derecognition of financial assets as prescribed in IFRS 9 (Financial Instruments).

Further to this arrangement, the Company is required to comply with a minimum balance of cash (as determined in the agreement) in the amount of US$ 125 million, as well with other requirements customarily applied in such arrangements. As at December 31, 2020, the total amount of receivables sold to the financial institution, out of the above-mentioned limit, was US$ 2 million (US$ 58 million as of December 31, 2019).

Following the reporting date, the agreement was renewed to additional period ending February 2022.